Certification of CEO Pursuant to
              Securities Exchange Act Rules 13a-14(a) and 15d-14(a)
                             as Adopted Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

I, Ian Valentine, the Chief Executive Officer of Brands Shopping Network, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Brands Shopping Network, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

      a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

      b. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      c. disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and to the audit committee of registrant's board of directors (or persons performing the equivalent functions):

      a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Dated: July 9, 2004                          By: /s/  Ian Valentine
                                                 ------------------------------
                                                 Ian Valentine
                                                 Chief Executive Officer

                        Certification of CEO Pursuant to
              Securities Exchange Act Rules 13a-14(a) and 15d-14(a)
                             as Adopted Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

I, Mark V. Noffke, the Chief Financial Officer of Brands Shopping Network, Inc., certify that:


1. I have reviewed this quarterly report on Form 10-QSB of Brands Shopping Network, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

      a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

      b. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      c. disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and to the audit committee of registrant's board of directors (or persons performing the equivalent functions):

      a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Dated: July 9, 2004                          By: /s/  Mark V. Noffke
                                                 ------------------------------
                                                 Mark V. Noffke
                                                 Chief Financial Officer

                    Certification of CEO and CFO Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report on Form 10-QSB of Brands Shopping Network, Inc. (the "Company") for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ian Valentine, as Chief Executive Officer of the Company, and Mark V. Noffke, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of his and her knowledge, respectively, that:

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (1) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Ian Valentine
-----------------------------
Name: Ian Valentine
Title: Chief Executive Officer
Dated: July 9, 2004


/s/  Mark V. Noffke
-----------------------------
Name: Mark V. Noffke
Title: Chief Financial Officer
Dated: July 9, 2004


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Brands Shopping Network, Inc. and will be retained by Brands Shopping Network, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.